UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 7, 2007
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On August 8, 2007, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended July 1, 2007, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1. GEO also held a conference call on August 8, 2007 to discuss its financial results for the quarter, a transcript of which is incorporated herein by reference and attached hereto as Exhibit 99.2.
In the Press Release, GEO provided certain pro forma financial information for the quarter ended July 1, 2007 that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”). Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information.
The Press Release includes three non-GAAP measures, Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Free Cash Flow, that are presented as supplemental disclosures. Pro Forma Income from Continuing Operations is defined as income from continuing operations excluding start-up expenses and deferred financing fees. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, excluding start-up expenses and deferred financing fees. In calculating these adjusted financial measures, GEO excludes certain expenses which it believes are unusual, non-operational or non-recurring in nature, in order to facilitate an understanding of GEO’s operating performance. GEO’s management uses these adjusted financial measures in conjunction with GAAP financial measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units. Adjusted Free Cash Flow is defined as income from continuing operations excluding start-up expenses, deferred financing fees and the other items referenced in the Press Release. GEO’s management believes that the Adjusted Free Cash Flow measure provides useful information to GEO’s management and investors regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature.
GEO’s management believes that these adjusted financial measures are useful to investors to provide them with disclosures of GEO’s operating results on the same basis as that used by GEO’s management. Additionally, GEO’s management believes that these adjusted financial measures provide useful information to investors about the performance of GEO’s overall business because such financial measures eliminate the effects of unusual, non-operational or non-recurring charges that are not directly attributable to GEO’s underlying operating performance. GEO’s management believes that because it has historically provided similar non-GAAP Financial Information in its earnings releases, continuing to do so provides consistency in its financial reporting and continuity to investors for comparability purposes.
The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission.
The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Section 5 — Corporate Governance and Management
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 7, 2007, GEO’s board of directors unanimously approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws supersede and replace GEO’s previous bylaws, dated March 22, 1998 (the “Prior Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things, (i) expand upon provisions included in the Prior Bylaws, (ii) include provisions not included in the Prior Bylaws, and (iii) revise provisions in the Prior Bylaws to conform to certain provisions of Florida law.
     The following is a brief summary of selected differences between the Amended and Restated Bylaws and the Prior Bylaws:
•	addition of an advance notice provision (i) requiring at least 60 and not more than 90 days’ prior notice’ in order for matters to be brought by shareholders at the annual shareholders meeting, and (ii) providing that any such proposals must meet certain criteria;

•	elimination of prior provision granting the GEO board of directors the ability to remove directors for cause;

•	expansion of director and officer indemnification provisions; and

•	appointment of the Chairman of the Board as the presiding officer for all shareholder meetings.
The following is a brief summary of selected provisions included in the Prior Bylaws which have also been incorporated into the Amended and Restated Bylaws and therefore remain in effect:
•	provision providing that the GEO board of directors must consist of not less than three and not more than 19 members;

•	clause providing that a director cannot be eligible for election as a member of the GEO board of directors after attaining age 73, absent a waiver from the board’s Nominating and Corporate Governance Committee; and

•	provisions establishing the Executive Committee of the GEO board of directors, and granting them powers to act on behalf of the GEO board except with respect to certain matters.
The foregoing summaries are qualified in their entirety by the full text of the Amended and Restated Bylaws, dated August 7, 2007, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
c) Exhibits

3.1	GEO’s Amended and Restated Bylaws, dated August 7, 2007

99.1	Press Release, dated August 8, 2007, announcing GEO’s financial results for the quarter ended July 1, 2007

99.2	Transcript of Conference Call discussing GEO’s financial results for the quarter ended July 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
August 13, 2007	By:	/s/ John G. O’Rourke
Date		John G. O’Rourke
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

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